ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

Class A	Ticker: RAAAX
Class C	Ticker: RAACX
Class I	Ticker: RAAIX
Class N	Ticker: RAANX

(each a series of Northern Lights Fund Trust)

Supplement dated September 28, 2022 to the Prospectus dated May 1, 2022

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Effective October 28, 2022, the Altegris/AACA Opportunistic Real Estate Fund will discontinue the redemption fee on Fund shares redeemed within 30 days of purchase. Accordingly, all references to a redemption fee are hereby deleted and the fee table is revised as follows:

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment )
Management Fees	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.62%	0.62%	0.62%	0.62%
Interest and Dividends on Securities Sold Short	0.37%	0.37%	0.37%	0.37%
Remaining Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	2.17%	2.92%	1.92%	2.17%

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated May1, 2022, as amended and the Statement of Additional Information (“SAI”), dated May 1, 2022, as amended. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.